Organization and basis of presentation	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and basis of presentation	Organization and basis of presentation
Description of business
trivago N.V., (“trivago” the “Company,” “us,” “we” and “our”) and its subsidiaries offer online meta-search for hotel and accommodation through online travel agencies (“OTAs”), hotel chains and independent hotels. Our search-driven marketplace, delivered on websites and apps, provides users with a tailored search experience via our proprietary matching algorithms. We generally employ a ‘cost-per-click’ (or “CPC”) pricing structure, allowing advertisers to control their own return on investment and the volume of lead traffic we generate for them. Beginning in 2020, we began to offer a ‘cost-per-acquisition’ (or “CPA”) pricing structure, whereby an advertiser pays us a percentage of the booking revenues that ultimately result from a referral. During 2013, the Expedia Group, Inc. (formerly Expedia, Inc., the "Parent" or "Expedia Group") completed the purchase of a controlling interest in the Company.
As of December 31, 2021, Expedia Group’s ownership interest and voting interest in trivago N.V. is 58.3% and 76.9%, respectively. The Class B shares of trivago N.V. held by Messrs. Schrömgens, Vinnemeier and Siewert (whom we collectively refer to as our Founders) as of December 31, 2021, had an ownership interest and voting interest of 14.8% and 19.5%, respectively. The Founders may also own Class A shares in addition to the Class B shares held. The holders of Class A shares are entitled to one vote per share compared to Class B shares which are entitled to ten votes per share. The additional ownership of Class A shares by the Founders would not significantly change ownership or voting interest.

Basis of presentation
Unless otherwise specified, “the Company” refers to trivago N.V. and its respective subsidiaries throughout the remainder of these notes.
These consolidated financial statements reflect Expedia Group’s basis of accounting due to the change in control in 2013 when Expedia Group acquired a controlling ownership in trivago, as we elected the option to apply pushdown accounting in the period in which the change in control event occurred.

Seasonality
We experience seasonal fluctuations in the demand for our services as a result of seasonal patterns in travel. For example, searches and consequently our revenue are generally the highest in the first three quarters as travelers plan and book their spring, summer and winter holiday travel. Our revenue typically decreases in the fourth quarter. We generally expect to experience higher return on advertising spend in the first and fourth quarter of the year as we typically expect to advertise less in the periods outside of high travel seasons. Seasonal fluctuations affecting our revenue also affect the timing of our cash flows. We typically invoice once per month, with customary payment terms. Therefore, our cash flow varies seasonally with a slight delay to our revenue, and is significantly affected by the timing of our advertising spending. Changes in the relative revenue share of our offerings in countries and areas where seasonal travel patterns vary from those described above may influence the typical trend of our seasonal patterns in the future. It is difficult to forecast the seasonality for future periods, given the uncertainty related to the duration of the impact from COVID-19 and the shape and timing of any sustained recovery.